UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2019 (June 17, 2019)

Versum Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37664	47-5632014
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8555 South River Parkway, Tempe, Arizona		85284
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 282-1000

Not Applicable

(Former name or former address, if changed since last report )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	VSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2019, Versum Materials, Inc. (“Versum”) held a special meeting of stockholders (the “Versum Special Meeting”) at which holders of Versum’s common stock, par value $1.00 per share, approved each of the proposals voted on at the Versum Special Meeting relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of April 12, 2019 (the “Merger Agreement”), by and among Versum, Merck KGaA, Darmstadt, Germany and EMD Performance Materials Holding, Inc. The voting results were as follows:

1. The proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,654,232	139,278	272,868	—

2. The proposal to approve on a non-binding, advisory basis of the compensation that will or may be paid to Versum’s named executive officers in connection with the transactions contemplated by the Merger Agreement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,842,168	2,768,656	455,554	—

3. In connection with the Versum Special Meeting, the Board of Directors of Versum also solicited proxies with respect to the proposal to adjourn the Versum Special Meeting to solicit additional proxies if there were not sufficient votes to approve the Merger Agreement Proposal or to ensure that any supplement or amendment to the proxy statement relating to the Versum Special Meeting was timely provided to Versum stockholders (the “Adjournment Proposal”). The Adjournment Proposal was not submitted to Versum stockholders for approval at the Versum Special Meeting because Versum stockholders approved the Merger Agreement Proposal.

Item 8.01	Other Events.

On June 17, 2019, Versum issued a press release announcing results of the voting at the Versum Special Meeting held on June 17, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated June 17, 2019, issued by Versum announcing results of the voting at the Versum Special Meeting held on June 17, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSUM MATERIALS, INC.

Date: June 17, 2019	By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Senior Vice President, General Counsel and Secretary